UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 20, 2015

U.S. Bancorp
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6880	41-0255900
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

800 Nicollet Mall, Minneapolis, Minnesota		55402
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	651-466-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 20, 2015, U.S. Bancorp (the "Company") and U.S. Bank National Association, its principal banking subsidiary, announced the promotion of Andrew Cecere, 54, formerly the Company’s Vice Chairman and Chief Financial Officer, to the position of Vice Chairman and Chief Operating Officer, and also announced the promotion of Kathleen Ashcraft Rogers, 49, formerly the Company’s Executive Vice President, Business Line Planning and Reporting, to the position of Vice Chairman and Chief Financial Officer, each effective immediately.

In connection with their promotions, Mr. Cecere and Ms. Rogers will receive increases in their base salaries to annualized base salaries of $750,000 and $475,000, respectively. Mr. Cecere and Ms. Rogers will be eligible to receive annual cash incentive awards with a target value of 150% and 125% of their base salaries, respectively. Mr. Cecere and Ms. Rogers will receive their annual long-term equity awards, valued at $5,000,000 and $1,000,000, respectively, as of the grant date of February 19, 2015, which will be granted 75% in the form of performance-based restricted stock units and 25% in the form of nonqualified stock options. Additional information about the Company’s executive compensation program can be found in the Company’s 2014 proxy statement.

Mr. Cecere and Ms. Rogers and certain of their respective family members have engaged in lending and other ordinary banking transactions with our banking subsidiaries. All loans and loan commitments and any transactions involving other financial products and services in connection with these transactions were made in the ordinary course of business, on substantially the same terms, including current interest rates and collateral, as those prevailing at the time for comparable transactions with others and did not involve more than the normal risk of collectibility or present other unfavorable features.

A copy of the press release issued by the Company on January 20, 2015, announcing the promotions of Mr. Cecere and Ms. Rogers is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
99.1 Press release dated January 20, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Bancorp

January 20, 2015	By:	/s/ James L. Chosy

Name: James L. Chosy
Title: Executive Vice President, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated January 20, 2015.